Exhibit 32

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-K of Baltic International USA, Inc. (the "Company") for the period ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David A. Grossman, Chief Executive Officer and Chief
Financial Officer (Principal Executive Officer and Principal Accounting Officer of the Company), certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 17, 2026

                              /s/ David A. Grossman
                              -------------------------------------------------
                              David A. Grossman
                              Chief Executive Officer and
                                Chief Financial Officer